                                                                   Exhibit 99.1

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 29, 2002





                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                  -------------------------------------------
                          (Exact name of registrant as
                           specified in its charter)

                     Delaware                   0-19277
           (State or other jurisdiction         (Commission
                  of Incorporation)             File Number)

                                   13-3317783
                                 (IRS Employer
                              Identification No.)



                   The Hartford Financial Services Group, Inc.
                                 Hartford Plaza
                              Hartford, Connecticut
            (Address of principal executive offices of registrant)

                                   06115-1900
                                    Zip Code

                                 (860) 547-5000
                          Registrant's telephone number

Item 4.      Changes in Registrant's Certifying Accountants.

     On March 22, 2002, the Board of Directors of The Hartford Financial Services Group, Inc. (the "Company") dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent auditor. The dismissal will become effective once Arthur Andersen completes its review of the Company's first quarter 2002 financial statements. As previously disclosed in the Company's 2002 proxy statement, the Company's Audit Committee is conducting a Request for Proposal process, which is expected to be completed in the second quarter of 2002 with the formal appointment by the Company's Board of Directors of a new auditor.

     Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2001 and 2000 and through the date of this Current Report, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated March 29, 2002, stating its agreement with such statements.

     The Company's 2002 proxy statement includes an item seeking shareholder ratification of the appointment of Arthur Andersen as the Company's independent auditors for the fiscal year ending December 31, 2002. As a result of the Board's decision described above, the Board has decided to withdraw the item from consideration at the annual shareholders' meeting to be held on April 18, 2002.

Item 7.      Financial Statements and Exhibits.

(a)  Financial Statement of Businesses acquired. Not applicable.
(b)  Pro forma financial information. Not applicable.
(c)  The following are filed as exhibits to this Current Report:

Exhibit
Number    Description
-------   -----------
  16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated March 29, 2002.

  99.1    Press Release dated March 22, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.


Date:    March 29, 2002            By:      /s/ Neal S. Wolin
                                            -------------------------
                                   Name:    Neal S. Wolin
                                   Title:   Executive Vice President and
                                            General Counsel

                              EXHIBIT INDEX



Exhibit
Number    Description
-------   -----------
  16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated March 29, 2002.

  99.1    Press Release dated March 22, 2002.

                                                                    EXHIBIT 16.1

                                                                 [ANDERSEN LOGO]



Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


March 29, 2002


Dear Sir/Madam:

We have read Item 4 included in Amendment No. 1 to the Form 8-K dated March 29, 2002 of The Hartford Financial Services Group, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,




/s/ Arthur Andersen LLP
Arthur Andersen LLP


cc: David M. Johnson, Chief Financial Officer, The Hartford Financial Services Group, Inc.

                                                                    EXHIBIT 99.1

[THE HARTFORD LOGO]

                                                                    NEWS RELEASE
                                             Hartford Plaza - Hartford, CT 06115

Date:         March 22, 2002
For Release:  Upon Receipt
Contact:      Media                                           Investors
              Cynthia Michener          Joyce Willis          Michael Lesperance
              860/547-5624              860/547-4951          860/547-6781
cynthia.michener@thehartford.com
                              jwillis@thehartford.com
                                              michael.lesperance@thehartford.com

                     THE HARTFORD NARROWS AUDITOR SELECTION
            Arthur Andersen Not Selected as Finalist in RFP Process

HARTFORD, CONN. -- The Hartford Financial Services Group, Inc. (NYSE: HIG) announced today that it has selected finalists in its "Request for Proposal"
(RFP) process to determine the company's auditor for fiscal year 2002. Arthur Andersen will not be considered in the final review, which is expected to be completed during the second quarter.

     As disclosed in The Hartford's proxy statement filed with the Securities and Exchange Commission, The Hartford initiated an RFP last month to select the best auditor for the company. Andersen, along with other Big Five accounting firms, was invited to participate in the process.

     The Board of Directors accordingly is withdrawing the agenda item from the April 18, 2002, annual meeting that asks shareholders to ratify the approval of Andersen as auditor for fiscal year 2002. Andersen will review The Hartford's first-quarter financial statements as scheduled. The successor independent accountant, once chosen, will review subsequent quarterly statements, including the first quarter, and audit the company's full 2002 fiscal-year financial statement.

     "For the past 30 years, Arthur Andersen's team of auditors at The Hartford have demonstrated professionalism and integrity," said Ramani Ayer, The Hartford's chairman and CEO. "Their devoted service has made significant contributions to The Hartford."

     The Hartford (NYSE: HIG) is one of the nation's largest investment and insurance companies, with 2001 revenues of $15.1 billion. As of Dec. 31, 2001, The Hartford had assets of $181.2 billion and shareholders' equity of $9.0 billion. The company is a leading provider of investment products, life insurance and group benefits; automobile and homeowners products; business property and casualty insurance; and reinsurance.

             The Hartford's Internet address is www.thehartford.com

                                      ###